Effective tax rate	6 Months Ended
Jun. 30, 2023
Effective Tax Rate [Abstract]
Disclosure of effective tax rate [text block]	Effective tax rate 2023 to 2022 three months comparison Income tax expense in the current quarter was € 366 million (second quarter of 2022: € 561 million). The effective tax rate was 35% in the second quarter of 2023 due to litigation charges being partly non-tax deductible and compares to 22% in the second quarter of 2022 which had benefitted from a change in the geographical mix of income. 2023 to 2022 six months comparison Income tax expense in the first six months of 2023 was € 924 million (first six months of 2022: € 959 million). The effective tax rate in the first six months of 2023 was 31% compared to 23% in the first six months of 2022.